VAN KAMPEN FOCUS PORTFOLIOS, SERIES 240
                      INTERNATIONAL EQUITY TRUST, SERIES 4

                          SUPPLEMENT TO THE PROSPECTUS

         Notwithstanding anything to the contrary in the prospectus, the maximum sales charge applicable to all purchases is equal to the remaining deferred sales charge as described in the prospectus and broker-dealers will be allowed a concession or agency commission in connection with such transactions equal to 0.67% of the public offering price per Unit. In addition, due to a recent corporate action the Sponsor believes that the stock of Baan Company, N.V. is no longer appropriate for inclusion in the Trust and therefore has been removed from the Trust portfolio.

Dated: July 20, 2000